EXHIBIT A

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: August 13, 2021

BIOS FUND II, LP

By: Bios Equity Partners II, LP,
its general partner

By: Cavu Management, LP,
its general partner

By: Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.
Manager

By: Bios Capital Management, LP,
its general partner

By: Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher
Manager

BIOS FUND II QP, LP

By:	Bios Equity Partners II, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND II NT, LP

By:	Bios Equity Partners II, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS INCYSUS CO-INVEST I, LP

By:	Bios Equity Partners II, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND III, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND III QP, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND III NT, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BP DIRECTORS, LP

By:	Bios Equity Partners, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS EQUITY PARTNERS, LP

By:	Cavu Management, LP,
its general partner

	By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

	By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS EQUITY PARTNERS II, LP

By:	Cavu Management, LP,
its general partner

	By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

	By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS EQUITY PARTNERS III, LP

By:	Cavu Management, LP,
its general partner

	By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP,
its general partner

	By:	Bios Advisors GP, LLC,
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

CAVU MANAGEMENT, LP

By:	Cavu Advisors, LLC,
its general partner

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

BIOS CAPITAL MANAGEMENT, LP

By:	Bios Advisors GP, LLC
its general partner

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher
Manager

CAVU ADVISORS, LLC

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

BIOS ADVISORS GP, LLC

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

/s/ Leslie Wayne Kreis, Jr.
LESLIE WAYNE KREIS, JR., in his individual capacity

/s/ Aaron Glenn Louis Fletcher
AARON GLENN LOUIS FLETCHER, in his individual capacity